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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997, included in the Proxy Statement of Group Technologies Corporation that is made a part of Amendment No. 4 to the Registration Statement (Form S-4 No. 333-20299) and Prospectus of Group Technologies Corporation for the registration of 53,376,008 shares of its common stock.

                                 /s/ Ernst & Young LLP

Tampa, Florida
February 5, 1998